Exhibit 99.1

DGT HOLDINGS CORP.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of April 28, 2012 and the unaudited pro forma consolidated statements of operations for the nine months ended April 28, 2012, and April 30, 2011 and the fiscal years ended July 30, 2011, July 31, 2010 and August 1, 2009 are based on the historical financial statements of DGT Holdings Corp. (the “Company”) after giving effect to the Company’s disposition of its power conversion business operated by its RFI Corporation (“RFI”) subsidiary on the Closing Date of the sale, as more fully described in the Proxy Statement filed with the Securities and Exchange Commission on July 18, 2012, and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of April 28, 2012, is presented as if the disposition of RFI had occurred on April 28, 2012.

The unaudited pro forma consolidated statements of operations for the nine months ended April 28, 2012 and April 30, 2011 and the fiscal years ended July 30, 2011, July 31, 2010 and August 1, 2009 are presented as if the RFI disposition had occurred on August 2, 2008 and was carried through each of the respective periods.

The unaudited pro forma consolidated financial statements have been prepared by management for illustrative purposes only in accordance with Article 11 of SEC Regulation S-X and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and RFI not been a combined company during the specified periods.  The unaudited pro forma consolidated financial statements, including notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical consolidated financial statements included in its Quarterly Report on Form 10-Q for the nine months ended April 28, 2012 and Annual Report on Form 10-K for the year ended July 30, 2011.

DGT HOLDINGS CORP.

PRO FORMA BALANCE SHEET
(DOLLARS IN THOUSANDS EXCEPT PAR VALUE)

	April 28, 2012
	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$43,276	$12,500	(a)	$55,776
Restricted cash	2,425	-		2,425
Trade receivables	1,539	(1,539	)(b)	-
Inventories (net of allowance for excess and obsolete)	1,761	(1,761	)(b)	-
Prepaid expenses and other current assets	325	(95	)(b)	230
Total current assets	49,326	9,105		58,431
NON-CURRENT ASSETS:
Property plant and equipment, net	4,139	(461	)(b)	3,678
Promissory note receivable	661	-		661
Other assets	77	-		77
Total non-current assets	4,877	(461)		4,416
TOTAL ASSETS	$54,203	$8,644		$62,847

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$81	$-		$81
Accounts payable – trade	834	(628	)(b)	206
Accrued expenses	1,106	767	(b)(c)	1,873
Total current liabilities	2,021	139		2,160
NON-CURRENT LIABILITIES:
Long-term debt, less current portion	2,298	-		2,298
Deferred income taxes	501	-		501
Total non-current liabilities	2,799	-		2,799
Total liabilities	4,820	139		4,959
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock -- $.10 par value	404	-		404
Additional paid-in capital	98,081	-		98,081
Treasury shares, at cost	(7,429)	-		(7,429)
Accumulated other comprehensive income	543	-		543
Accumulated deficit	(42,216)	8,505	(a) (b) (c)	(33,711)
Total shareholders’ equity	49,383	8,505		57,888
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$54,203	$8,644		$62,847

 DGT HOLDINGS CORP.

PRO FORMA STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Nine months Ended April 28, 2012
	As Reported	Pro Forma Adjustments		Pro Forma

NET SALES	$8,578	$(8,578	)(d)	$-
COST OF SALES	5,756	(5,756	)(d)	-
GROSS MARGIN	2,822	(2,822)		-

Selling, general and administrative	3,860	(1,944	) (d) (e)	1,916
Research and development	118	(118	) (d)	-
Total operating expenses	3,978	(2,062)		1,916
OPERATING INCOME (LOSS)	(1,156)	(760)		(1,916)
Interest income (net of interest expense)	76	-	(d)	76
Other income	13	-	(d)	13
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,067)	(760)		(1,827)
Income tax provision	44	-	(d)	44
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,111)	$(760)		$(1,871)

NET INCOME (LOSS) PER BASIC SHARE	$(0.29)			$(0.49)
Weighted average shares outstanding	3,849,351			3,845,351

NET INCOME (LOSS) PER DILUTED SHARE	$(0.29)			$(0.49)
Weighted average shares outstanding	3,849,351			3,849,351

DGT HOLDINGS CORP.

PRO FORMA STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Nine months Ended April 30, 2011
	As Reported	Pro Forma Adjustments		Pro Forma

NET SALES	$7,467	$(7,467	)(d)	$-
COST OF SALES	5,824	(5,824	) (d)	-
GROSS MARGIN	1,643	(1,643)		-

Selling, general and administrative	3,024	(1,532	) (d)	1,492
Research and development	107	(107	) (d)	-
Total operating expenses	3,131	(1,639)		1,492
OPERATING INCOME (LOSS)	(1,488)	(4)		(1,492)
Interest expense (net of interest income)	(33)	-	(d)	(33)
Other income	-	-	(d)	-
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,521)	(4)		(1,525)
Income tax provision	4	-	(d)	4
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,525)	$(4)		$(1,529)

NET INCOME (LOSS) PER BASIC SHARE	$(0.55)			$(0.55)
Weighted average shares outstanding*	2,773,528			2,773,528

NET INCOME (LOSS) PER DILUTED SHARE	$(0.55)			$(0.55)
Weighted average shares outstanding*	2,773,528			2,773,528

* Adjusted for 1 for 50 and 4 for 1 stock splits effective January 6, 2011.

DGT HOLDINGS CORP.

PRO FORMA STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year Ended July 30, 2011
	As Reported	Pro Forma Adjustments		Pro Forma

NET SALES	$10,783	$(10,783	)(d)	$-
COST OF SALES	7,870	(7,870	) (d)	-
GROSS MARGIN	2,913	(2,913)		-

Selling, general and administrative	4,294	(2,268	) (d)(e)	2,026
Research and development	103	(103	) (d)	-
Total operating expenses	4,397	(2,371)		2,026
OPERATING INCOME (LOSS)	(1,484)	(542)		(2,026)
Interest expense (net of interest income)	(27)	-	(d)	(27)
Other income	-	-	(d)	-
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,511)	(542)		(2,053)
Income tax provision	183	-	(d)	183
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,694)	$(542)		$(2,236)

NET INCOME (LOSS) PER BASIC SHARE	$(0.56)			$(0.73)
Weighted average shares outstanding*	3,045,923			3,045,923

NET INCOME (LOSS) PER DILUTED SHARE	$(0.56)			$(0.73)
Weighted average shares outstanding*	3,045,923			3,045,923

* Adjusted for 1 for 50 and 4 for 1 stock splits effective January 6, 2011.

DGT HOLDINGS CORP.

PRO FORMA STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year Ended July 31, 2010
	As Reported	Pro Forma Adjustments		Pro Forma

NET SALES	$12,473	$(12,473	)(d)	$-
COST OF SALES	8,110	(8,110	)(d)	-
GROSS MARGIN	4,363	(4,363)		-

Selling, general and administrative	3,671	(1,822	) (d)	1,849
Research and development	102	(102	) (d)	-
Total operating expenses	3,773	(1,924)		1,849
OPERATING INCOME (LOSS)	590	(2,439)		(1,849)
Interest expense (net of interest income)	(221)	-	(d)	(221)
Other income	138	16	(d)	154
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	507	(2,423)		(1,916)
Income tax provision	(25)	-	(d)	(25)
INCOME (LOSS)FROM CONTINUING OPERATIONS	$532	$(2,423)		$(1,891)

NET INCOME (LOSS) PER BASIC SHARE	$0.29			$(1.04)
Weighted average shares outstanding*	1,817,464			1,817,464

NET INCOME (LOSS) PER DILUTED SHARE	$0.29			$(1.04)
Weighted average shares outstanding*	1,817,464			1,817,464

* Adjusted for 1 for 50 and 4 for 1 stock splits effective January 6, 2011.

DGT HOLDINGS CORP.

PRO FORMA STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year Ended August 1, 2009
	As Reported	Pro Forma Adjustments		Pro Forma

NET SALES	$11,952	$(11,932	)(d)	$-
COST OF SALES	7,291	(7,291	) (d)	-
GROSS MARGIN	4,661	(4,661)		-

Selling, general and administrative	3,542	(1,822	) (d)	1,720
Research and development	57	(57	) (d)	-
Litigation settlement costs	2,536	-		2,536
Total operating expenses	6,135	(1,879)		4,256
OPERATING INCOME (LOSS)	(1,474)	(2,782	) (d)	(4,256)
Interest expense (net of interest income)	(67)	-	(d)	(67)
Other income	(6)	6	(d)	-
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,547)	(2,776)		(4,323)
Income tax provision	44	-	(d)	44
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,591)	$(2,776)		$(4,367)

NET INCOME (LOSS) PER BASIC SHARE	$(0.85)			$(2.34)
Weighted average shares outstanding*	1,862,856			1,862,856

NET INCOME (LOSS) PER DILUTED SHARE	$(0.85)			$(2.34)
Weighted average shares outstanding*	1,862,856			1,862,856

* Adjusted for 1 for 50 and 4 for 1 stock splits effective January 6, 2011.

DGT HOLDINGS CORP.

Notes to Unaudited Pro Forma Consolidated Financial Statements
Dollars in thousands

On June 6, 2012, the Company, along with RFI entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Ultra Electronics Defense, Inc. (“Ultra”), an affiliate of Ultra Electronics Holdings plc, a UK corporation.  Under the terms of the Asset Purchase Agreement, the Company agreed to sell (the “Asset Sale”) its power conversion business operated by RFI to EMS Development Corporation (“EMS”), a New York corporation and an affiliate of Ultra, for the purchase price of $12,500 (the “Purchase Price”) (subject to potential working capital adjustment), payable in cash.  $1,250 of the Purchase Price is to be held in escrow to serve as security for payments in satisfaction of certain of the Company’s indemnification obligations and $237 of the Purchase Price is to be held in escrow to cover any potential net working capital adjustment.  EMS also agreed to lease the RFI facility in Bay Shore, New York following the Asset Sale.  The consummation of the Asset Sale occurred on August 16, 2012.

The accompanying unaudited pro forma consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on the historical financial information of the Company.  The adjustments, which include the results of operations and assets and liabilities of the Company’s RFI business, are described in the notes to the unaudited pro forma consolidated financial statements and are set forth in the “Pro Forma Adjustments” column.  The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

Pro Forma Adjustments

The following pro forma adjustments to the unaudited consolidated statements of operations and consolidated balance sheet have been prepared to reflect the following:

(a)	The pro forma adjustment reflects the $12,500 proceeds to be received, including amounts to be placed in escrow.

(b)
The pro forma consolidated balance sheet reflects the effects of the sale of the Company’s RFI business as if it had been consummated on April 28, 2012, which includes pro forma adjustments for the transfer of all related assets, assumed liabilities, transaction costs and related estimated gain on disposition of $9,005, net of taxes of $500.  The pro forma adjustments do not include the RFI balances for prepaid taxes of $82 and the accrued bonus of $93 as those amounts will be retained by the Company.

(c)
The pro forma adjustment reflects the estimated transaction costs of $800 to be paid for severance, commissions and legal and accounting fees related to the sale of the Company’s power conversion business operated by its RFI subsidiary.

(d)
The pro forma statements of operations for the nine months ended April 28, 2012 and April 30, 2011 and fiscal years ended July 30, 2011, July 31, 2010 and August 1, 2009, assume the sale of the power conversion business operated by the Company’s RFI subsidiary had been consummated on August 2, 2008.  The pro forma adjustments eliminate the net revenues and expenses which are directly attributable to RFI and will not continue after the completion of the sale of the business.  These pro forma adjustments also assume that the Company retained the building and the associated expenses related to that ownership are included in selling, general and administrative expenses.  The building and associated expenses were $217 and $205 for the nine months ended April 28, 2012 and April 30, 2011.  The adjustments also include corporate costs that were allocated to RFI in the amount of $263 for the nine months ended April 28, 2012 and April 30, 2011.  The building and associated expenses were $273, $262 and $261 for the years ended July 30, 2011, July 31, 2010 and August 1, 2009, respectively.  The adjustments also include corporate costs that were allocated to RFI in the amount of $351 for each of the years ended July 30, 2011, July 31, 2010 and August 1, 2009.  The adjustments also include elimination of RFI’s tax provision due to the inclusion of RFI in DGT’s consolidated tax provision.

(e)
The pro forma statements of operations for the nine months ended April 28, 2012 and the year ended July 30, 2011 include rental income for the lease of the building to EMS by the Company.  The amount estimates six months of rental income at $33 per month.